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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 31, 2000

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                         TEXAS EASTERN TRANSMISSION, LP
             (Exact name of registrant as specified in its charter)


               Delaware                                 1-4456                               76-0677232
    (State or Other Jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            Incorporation)

         5400 Westheimer Court
             P.O. Box 1642                                                                   77251-1642
            Houston, Texas                                                                   (Zip Code)
(Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (713) 627-5400

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Item 5.  Other Events
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                  The registrant hereby amends Exhibit 12, Computation of Ratio of Earnings to Fixed Charges, in the Form 10-K for the year ended December 31, 2000 of Texas Eastern Transmission Corporation, a Delaware corporation, and the predecessor company of the registrant. Such exhibit is hereby replaced in its entirety by Exhibit 12 to this Form 8-K. The exhibit has been updated to reflect certain corrections in the amounts set forth in the column for the 2000 fiscal year.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibit 12, Computation of Ratio of Earnings to Fixed Charges
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                TEXAS EASTERN TRANSMISSION, LP


                                By:  Duke Energy Gas Transmission Services, LLC,
                                        its General Partner



                                By:
                                    --------------------------------------------
                                     Name:  Alan N. Harris
                                     Title:    Vice President


Date: May 22, 2001
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                                  EXHIBIT INDEX


No.      Description
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12       Computation of Ratio of Earnings to Fixed Charges